INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2018
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8. INTANGIBLE ASSETS, NET

The following table summarizes the Company’s intangible assets:

	Gross
	Carrying	Accumulated
At December 31, 2018	Amount	Amortization	Net
	$	$	$
Technical know-how	2,369	(1,458)	911
Computer software	25,882	(11,890)	13,992
Total intangible assets, net	28,251	(13,348)	14,903

	Gross
	Carrying	Accumulated
At December 31, 2017	Amount	Amortization	Net
	$	$	$
Technical know-how	2,334	(1,371)	963
Computer software	20,883	(10,860)	10,023
Total intangible assets, net	23,217	(12,231)	10,986

Amortization expense for the years ended December 31, 2016, 2017 and 2018 were $6,544,  $4,659 and $4,666, respectively.

Amortization expenses of the above intangible assets are expected to be approximately $4.0 million, $3.5 million, $3.0 million, $2.5 million and $1.9 million for the years ended December 31, 2019, 2020, 2021, 2022, 2023 and thereafter, respectively.